UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 13, 2006
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-25507               76-0547750
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)

270 Bridge Street, Suite 301, Dedham, Massachusetts              02026
     (Address of principal executive offices)                 (Zip Code)

                                 (781) 329-3952
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers

          (a) On March 13, 2006, the members of the Board of Directors of iParty Corp. (the "Company") received a letter of resignation via email from Lorenzo Roccia. The resignation letter states that Mr. Roccia resigned his position as a director of the Company based on his disagreements with management and other members of the Company's Board of Directors regarding certain aspects of the Company's operational direction and performance. Mr. Roccia's letter sets forth more completely his reasons for resigning as a director. Per Mr. Roccia's request and the requirements of Item 5.02(a)(2) of Form 8-K, a copy of his resignation letter is attached hereto as Exhibit 99.1.

          Mr. Roccia did not serve on any committee of the Board of Directors at the time of his resignation and was not deemed one of the Company's "independent" directors under applicable independence standards of the SEC or American Stock Exchange.


Item 9.01      Financial Statements and Exhibits.

          (d)  Exhibits

99.1 Resignation Letter from Lorenzo Roccia to the Company's Board of Directors, dated March 13, 2006.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         iPARTY CORP.

                                         By:        /s/ SAL PERISANO
                                                -------------------------
                                                      Sal Perisano
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated:  March 16, 2006


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1 Resignation Letter from Lorenzo Roccia to the Company's Board of Directors, dated March 13, 2006.